Exhibit 10.1

Schedule Identifying Material Details of

Executive Agreements Substantially Similar to Exhibit 10.3 to Huntington’s

Current Report on Form 8-K dated November 28, 2012

Name	Effective Date

David S. Anderson	June 20, 2013
Richard A. Cheap	November 28, 2012
James E. Dunlap	November 28, 2012
Paul G. Heller	November 28, 2012
Helga S. Houston	November 28, 2012
Howell D. McCullough III	April 9, 2014
Mary W. Navarro	November 28, 2012
Daniel J. Neumeyer	November 28, 2012
Richard Remiker	January 15, 2014
Keith D. Sanders	November 28, 2012
Nicholas G. Stanutz	November 28, 2012
Mark E. Thompson	November 28, 2012

Schedule Identifying Material Details of

Executive Agreements Substantially Similar to Exhibit 10.2 to Huntington’s

Quarterly Report on Form 10-Q for the Period Ended June 30, 2013.

Name	Effective Date

Barbara H. Benham	July 16, 2013